UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.         )

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MGM Growth Properties LLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 01, 2019 MGM GROWTH PROPERTIES LLC Meeting Information Meeting Type: Annual Meeting For holders as of: March 07, 2019 Date: May 01, 2019 Time: 10:00 AM PDT Location: MGM Grand MGM Grand Conference Center, 3rd Floor 4701 Koval Lane Las Vegas, NV 89109 MGM GROWTH PROPERTIES LLC ATTN: CORPORATE SECRETARY 6385 S. RAINBOW BOULEVARD, SUITE 500 LAS VEGAS, NEVADA 89118 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. 0000406759_1 R1.0.1.18

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Proxy Card 2. Notice & Proxy Statement 3. Annual Report How to View Online: Have the information that is printed in the box marked by the arrow XXXXXXXXXXXXXXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXXXXXXXXXXXXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 17, 2019 to facilitate timely delivery.
How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXXXXXXXXXXXXXX available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. 0000406759_2 R1.0.1.18

Voting items The Board of Directors recommends a vote FOR the election of each of the nominees listed below: 1. Election of Directors Nominees 1a. James J. Murren 1b. Michael Rietbrock 1c. Thomas Roberts 1d. Daniel J. Taylor 1e. William J. Hornbuckle 1f. John M. McManus 1g. Robert Smith The Board of Directors recommends a vote FOR proposals 2 and 3. 2. To ratify the selection of Deloitte & Touche LLP, as the independent registered public accounting firm for the year ending December 31, 2019. 3. To approve, on an advisory basis, the compensation of our named executive officers. 0000406759_3 R1.0.1.18 NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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